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                                                                    EXHIBIT 10.2



              FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT EFFECTIVE
             JUNE 3, 1999 BETWEEN INSURANCE AUTO AUCTIONS, INC. AND
                             CHRISTOPHER G. KNOWLES

          WHEREAS, Insurance Auto Auctions, Inc. (the "Company") and Christopher
G. Knowles (the "Executive") have entered into an Employment Agreement effective as of June 3, 1999 (the "Agreement");

         WHEREAS, the Company and Executive desire to amend the Agreement as set forth herein (the "First Amendment");

         NOW, THEREFORE, Company and Executive agree as follows:

1. The fourth, fifth and sixth sentences of Section 3(c) of the Agreement are deleted in their entirety and replaced with the following:

         The Company shall pay up to $42,000 on Executive's behalf for membership in a club as mutually agreed upon by Company and Executive. Such $42,000 payment shall represent the non-equity portion of the club membership initiation fee. Executive shall make all initiation fee payments representing the equity portion of the club membership. Upon termination of Executive's employment, the club membership shall remain an asset of Executive. For the term of Executive's employment, the Company will reimburse Executive for reasonable annual dues related to the club membership.

Except as expressly amended hereby, the Agreement shall remain in full force and effect.

This First Amendment shall be effective as of the 27th day of July 1999.



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment.


                                              COMPANY:


                                              By /s/ T. J. O'Malia
                                                --------------------------------

                                              Title: CHAIRMAN


                                              Executive:


                                              /s/ C. G. Knowles
                                              ----------------------------------